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     Morgan Stanley Balanced Growth Fund

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     (Name of Registrant as Specified in its Charter)

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                                            MORGAN STANLEY INVESTMENT MANAGEMENT

[Morgan Stanley logo]

Headline: Morgan Stanley Investment Management Announces the Proposed Merger of
the Balanced Income Fund into the Balanced Growth Fund

On February 6, 2006, the Board of Trustees of the Morgan Stanley Balanced Income
Fund approved a plan to merge the fund into the Morgan Stanley Balanced Growth
Fund. The proposed merger is subject to the approval of the Morgan Stanley
Balanced Income Fund's shareholders at a special meeting, which is scheduled to occur on or about July 17, 2006. If shareholder approval is obtained, Morgan
Stanley Balanced Income Fund will close prior to the consummation of the merger and the combined fund will be named the Morgan Stanley Balanced Fund.

A SUPPLEMENT ANNOUNCING THE PROPOSED MERGER AND THE CLOSING OF THE FUND WAS
MAILED TO MORGAN STANLEY BALANCED INCOME FUND SHAREHOLDERS IN FEBRUARY. A PROXY
STATEMENT OUTLINING THE PROPOSED MERGER WAS MAILED TO SHAREHOLDERS IN MAY. WE
ENCOURAGE SHAREHOLDERS TO CONTACT THEIR FINANCIAL ADVISORS WITH ANY QUESTIONS.
FOR ADDITIONAL INFORMATION, OR TO VIEW A PROSPECTUS, VISIT MORGANSTANLEY.COM.

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                          BALANCED INCOME FUND                     PROPOSED REORGANIZATION INTO THE
                                                                   BALANCED GROWTH FUND
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Investment objective      Current income and moderate capital      Capital growth with reasonable current
                          growth.                                  income.
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Investment strategy       Invests at least 80% of its assets       Invests at least 60% of its assets
                          in income-producing securities,          in dividend-paying common stocks and
                          consisting of fixed-income               securities convertible into common
                          securities, dividend-paying common       stocks and at least 25% of its
                          stocks and securities convertible        assets in fixed-income securities.
                          into common stocks.
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Benchmark                 Russell 1000(R) Value Index and the      Russell 1000(R) Value Index and the Lehman
                          Lehman Brothers U.S. Government/Credit   Brothers U.S. Government/Credit Index.
                          Index.
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Management Team*          Equity Income and Taxable Fixed-Income   Equity Income and Taxable Fixed-Income
                          teams.                                   teams.
                          The Equity Income team includes: James   The Equity Income team includes: James
                          A. Gilligan, James O. Roeder, Sergio     A. Gilligan, James O. Roeder, Sergio
                          Marcheli, Thomas B. Bastian, and         Marcheli, Thomas B. Bastian, and Vincent
                          Vincent E. Vizachero                     E. Vizachero
                          The Taxable Fixed Income team            The Taxable Fixed Income team includes:
                          includes: W. David Armstrong, David S.   W. David Armstrong, David S. Horowitz,
                          Horowitz, and Stefania A. Perrucci       and Stefania A. Perrucci
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Symbols/CUSIPs
Class A                   BINAX/616959102                          BGRAX/616934105
Class B                   BINBX/616959201                          BGRBX/616934204
Class C                   BINCX/616959300                          BGRCX/616934303
Class D                   BINDX/616959409                          BGRDX/616934402
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*Team members may change without notice from time to time.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A FUND
CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION
ABOUT THE FUND. TO OBTAIN A PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR
DOWNLOAD ONE AT MORGANSTANLEY.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
INVESTING.

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NOT FDIC INSURED              OFFER NO BANK GUARANTEE          MAY LOSE VALUE
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NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                   NOT A DEPOSIT
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Investments and services are offered through Morgan Stanley DW Inc., member
SIPC. Morgan Stanley Distributors Inc. (C) 2006 Morgan Stanley

RA06-00091P-N02/06